1 Investor Meeting Philadelphia, PA December 6, 2005 Exhibit 99.1 ********* **** * * * * *

Safe Harbor Statement
Those statements made by representatives of Sunoco during the course of this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon a number of assumptions by Sunoco concerning future conditions, any or all of which may ultimately prove to be inaccurate.
Forward-looking statements are inherently uncertain and necessarily involve risks that may affect Sunoco's business prospects and performance, causing actual results to differ materially from those discussed during this presentation. Such risks and uncertainties include, by way of example and not of limitation: general business and economic conditions;
competitive products and pricing; effects of weather conditions and natural disasters on the Company’s operating facilities and on product supply and demand; changes in refining, marketing, and chemical margins; variation in petroleum-based commodity prices and availability of crude oil and feedstock supply or transportation; ability to successfully achieve the operating results forecasted for any capital program; ability to obtain, in a timely manner, the requisite regulatory approvals and permits needed for any announced capital program; available liquidity and capital resources sufficient to permit contemporaneous consummation of announced share repurchases, dividend payments and capital programs; effects of transportation disruptions; changes in the price differentials between light-sweet and heavy-sour crude oils; fluctuations in supply of feedstocks and demand for products manufactured; changes in product specifications; availability and pricing of oxygenates; phase-outs or restrictions on the use of MTBE; changes in operating conditions and costs; changes in the expected level of environmental capital, operating or remediation expenditures; age of, and changes in the reliability, efficiency and capacity of, the Company’s or a third party’s operating facilities; potential equipment malfunction; potential labor relations problems; the legislative and regulatory environment; ability to identify acquisitions, execute them under favorable terms and integrate them into the Company’s existing businesses; ability to enter into joint ventures and other similar arrangements under favorable terms; ability to attain forecasted internal rates of return on capital projects and/or acquisitions; ability to successfully produce higher volumes of more valuable products; delays and/or costs related to plant construction, improvements, or repairs and the issuance of applicable permits; non-performance by or disputes with major customers, suppliers, dealers, distributors or other business partners; changes in financial markets impacting pension expense and funding requirements; political and economic conditions, including the impact of potential terrorist acts and international hostilities; and changes in the status of, or initiation of, new litigation and/or arbitration proceedings. These and other applicable risks and uncertainties have been described more fully in Sunoco's Third Quarter 2005 Form 10-Q filed with the Securities and Exchange Commission on November 3, 2005. Other factors not discussed herein also could materially and adversely affect Sunoco’s business prospects and/or performance. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements.
Sunoco undertakes no obligation to update any forward-looking statements whether as a result of new information or future events.

Sunoco Representatives
Jack Drosdick Chairman and CEO
Tom Hofmann SVP Finance and CFO
Joel Maness SVP Refining & Supply
Bob Owens SVP Retail Marketing
Bruce Fischer SVP Chemicals
Mike Dingus SVP Sun Coke

4 Strategic Review Tom Hofmann ************* * * * * *

5 Strategy has been consistent: Get more from existing assets Opportunistically upgrade the asset base Return cash to shareholders Maintain financial strength Strategy

6 Strategy Has Been Consistent 0 1 2 3 4 5 6 7 8 2000 2001 2002 2003 2004 9M05 Share Buyback & Dividends Growth & Acquisitions Capital Expenditures $1.89 B $1.91 B $2.87 B Cumulative Cash Spending

Share Repurchase Activity
Shares
Repurchased
Total
Cost
Average
Price
(MM) (MM$) ($/share)
2000 10.4    144 13.87
2001 21.4    393 18.32
2002 --      -- --
2003   5.8    136 23.36
2004 15.9    568 35.68
2005 *   6.7    435 64.57
   Total 60.2 1,676 27.84
26% Reduction In Outstanding Shares
Since 12/31/99
*  Through December 5, 2005

8 Dividend Increases $0.50 $0.55 $0.60 $0.80 3Q03 4Q03 3Q04 2Q05 60% increase over past two years Annualized Dividend

9 Net Debt to Capital – Revolver Covenant 22% 37% 42% 45% 12/31/02 12/31/03 12/31/04 9/30/05

Capital Program by Business Unit, MM$
2005
Est.
2006
  2007
2008
Total
2006-2008
Refining & Supply    703    616    675    588 1,879
Retail Marketing    143    139    136    110   385
Chemicals      57      84      84    100   268
Logistics *      38      26      26      27     79
Coke      34      15      13      13     41
   Total    975     880    934    838 2,652
* Excludes Sunoco Logistics growth investments

Capital Program by Business Unit, MM$
2005
Est.
2006

2007
2008
Total
2006-2008
Base
   Maintenance    364    352    376     365 1,093
   Turnaround      50    101    140      74    315
   Regulatory / Required   423    166     83      83    332
   837    619    599    522 1,740
Income Improvement *     138    261    335    316    912
   Total    975     880    934    838 2,652
* Excludes Sunoco Logistics growth investments

2006 Cash Flow Model
Assumptions:
Based on assets currently owned
First Call consensus earnings estimate . . .
not guidance by Sunoco
Estimated cash tax rate of 35%
No change in working capital
Required debt payments are refinanced
Voluntary pension contribution of $100 MM
No share repurchase / option exercises

2006 Cash Flow Model, MM$
Income before Special Items 1,100 *
Non-Cash / Deferred / Other      545 **
Capital Expenditures - Base  (619)
Dividend (105)
    Free Cash Flow 921
Divestment Proceeds    60
Income Improvement Capital (261)
Pension Contribution (100)
   Net Cash Flow    620
*  First Call consensus as of December 5, 2005
** See reconciliation to GAAP amounts in Appendix A3 and A4

14 Refining & Supply More volume of higher value products Lower raw material costs The Bottom Line Lower Breakeven by $1/bbl

Refining & Supply
More volume of higher
value products
Lower raw material costs
Other Businesses
New capacity in Coke
Retail portfolio upgrade
Chemicals optimization
Logistics
The Bottom Line
Lower
Breakeven
by  $1/bbl
Goal: Annual
Earnings
Power of
$400MM by
2008

16 The Bottom Line Increased Financial Capacity On-going Commitments Growth Opportunities Return Cash to Shareholders Further Building Upon our Consistent Strategy ...

17 Refining & Supply Joel Maness * * * * * *************

18 Past Five Years R&S focus has been on extracting maximum value from existing assets through Operational Excellence

Operational Excellence Focus
R&S focus has been on extracting maximum value
from existing assets through Operational Excellence
SAFE
OSHA Recordable Rate
0.00
0.30
0.60
0.90
1.20
1.50
'01 '02 '03 '04 Oct YTD
Contractors
Employees

Operational Excellence Focus
R&S focus has been on extracting maximum value
from existing assets through Operational Excellence
RELIABLE
Utilization, % of Capacity
85%
90%
95%
100%
105%
'00 '01 '02 '03 '04 Oct YTD
Crude Units
Conversion  Units

Operational Excellence Focus
R&S focus has been on extracting maximum value
from existing assets through Operational Excellence
ENVIRONMENTALLY
SOUND
* Represents '98-'00 Average
Acquired Eagle Point January, 2004
Total Environmental Incidents
0
200
400
600
800
1000
1200
1400
'98-'00 '01 '02 '03 '04 Oct
YTD
Air Water Spills

Operational Excellence Focus
R&S focus has been on extracting maximum value
from existing assets through Operational Excellence
SOLOMON
PACESETTER
Solomon Indicators
80
83
86
89
92
95
'01 '02 '03 '04 Oct YTD
U E D C
E I I
* Acquired Eagle Point January, 2004
*

Operational Excellence Focus
R&S focus has been on extracting maximum value
from existing assets through Operational Excellence
OPTIMIZATION
"Value Advantaged" Crude
Processing, MB/D
0
50
100
150
200
2003 2004 2005 Est.
Hvy Sweet  High Acid  Synthetic
Product Revenues vs. Benchmark
200
300
400
500
600
700
800
2003 2004 2005 Est.
$ MM (Pre-Tax)

Past Five Years
R&S focus has been on extracting maximum value
from existing assets through Operational Excellence
Investments have been directed toward addressing
deficiencies in process units, critical infrastructure
and continuing to meet regulatory requirements

Past Five Years
R&S focus has been on extracting maximum value
from existing assets through Operational Excellence
Investments have been directed toward addressing
deficiencies in process units, critical infrastructure
and continuing to meet regulatory requirements
Opportunistically and with capital discipline,
considered acquisition opportunities

Past Five Years
R&S focus has been on extracting maximum value
from existing assets through Operational Excellence
Investments have been directed toward addressing
deficiencies in process units, critical infrastructure
and continuing to meet regulatory requirements
Opportunistically and with capital discipline,
considered acquisition opportunities
Through improved reliability, operating integrity and
the addition of Eagle Point, the productivity of our
refining system has improved significantly

Focus continues to be the 5 Fingers of Operational
Excellence and getting more from our existing assets
Continued Base Infrastructure and HES investments
to further improve reliability, critical infrastructure
and operating integrity as we strive to make our
assets as good as they can be
Income Improvement capital focused on improving and
expanding our existing asset base
Planned Clean Fuels spending essentially complete in
2006
Going Forward

2005
Total
Est. 2006 2007 2008 2006-2008
Clean Fuels – Gasoline 357 13    1   -    14
Clean Fuels – ULSD   51 78    2   -    80
Section 114 / Other Environmental   15 75   80 83 238
Base Infrastructure 145 128 169 160 457
Capitalized Turnarounds   50 101 140   74   315
      Sub-Total 618 395 392 317 1,104
Income Improvement   85 221 283 271    775
      Total 703 616 675 588 1,879
2005-2008 Capital Program

2006-2008
Expand Capacity  250
Feedstock Flexibility 150
Improved Product Value 320
Energy Efficiency   55
      Total 775
2006-2008 Capital Program
In total, $775 MM over next three years is targeted for
income improvement projects with aggregate Internal
Rates of Return in excess of 30%…

15,000 B/D expansion (70 85 MB/D)
Revamp to enable 25,000 B/D upgrade of resid to
light products
Increase steam production ( 400 500 M lbs/hr)
Improve reliability
Broaden feedstock choices
Phila. Refinery - FCC Expansion / Resid Processing

Capital Spending, MM$
Section 114 70
Base Infrastructure & T/A 40
Income Improvement
190
Total Spending 300
Financial Metrics *
Start-up Date 1Q '07
NIAT, MM$/yr 60
IRR % (All-in capital) 25
IRR % (Growth capital only) 45
Phila. Refinery - FCC Expansion / Resid Processing
Key Project Metrics
* Assumes residual fuel to gasoline/distillate upgrade of $15/B

Expand Toledo Crude Unit capacity to in excess of
210 MB/D (from 160 MB/D) over the next 5 years
Phase 1 (20 MB/D) in 1Q ’07
Increase Toledo FCC Unit capacity to over 90 MB/D
(from 66 MB/D) and upgrade technology for improved
yields and feedstock flexibility
Increase syncrude processing capacity
Add required infrastructure and ancillary unit
processing capacity
Toledo Expansion

Key Project Metrics
Toledo Expansion
*
Assumes average gasoline/distillate margins of $6 B
Capital Spending, MM$
Section 114 115
Base Infrastructure & T/A 70
Income Improvement
180
Total Spending 365
Financial Metrics *
Start-up Date, Phase 1 1Q '07
Completion of entire project 4Q '08
NIAT, MM$/yr 70 (Phase 1 20 )
IRR % (all-in capital) 20
IRR % (Growth capital only) 45

Conversion Unit Capacity, MB/D
452
372
307
2003 2005 2008 *
Crude Run Capacity, MB/D
1,000
900
730
2003 2005 2008 *
Income Improvement Projects
The end state will be an expanded refining system...
+ 60 MB/D in Northeast
+ 40 MB/D in Mid-Continent
* Targeted Capacity by year-end 2008
+ 35 MB/D in Northeast
+ 45 MB/D in Mid-Continent

Income Improvement Projects
With the capability to produce a larger volume...
* Targeted Capacity by year-end 2008
Crude Run & Production, MB/D
500
600
700
800
900
1000
1100
2003 2005 Est. 2008 *
Actual Crude Run   Crude Run Capacity  Net Production

Income Improvement Projects
Of more valuable products...
* Targeted Capacity by
year-end 2008
‘05P & ’08 at
8/05 YTD
Margins
Gasoline & Distillate Yield
(Percent of Total Net Production)
83.8%
81.9%
81.7%
'02-'04 Avg 2005 Est. 2008 *
Residual Fuel Oil Yield
(Percent of Total Net Production)
7.8%
8.2%
6.8%
'02-'04 Avg 2005 Est. 2008 *
Product Revenues vs. Benchmark
($ MM Pretax)
0
200
400
600
800
1000
2003 2005 Est. 2008

from a less costly (and more plentiful) raw material slate...
Income Improvement Projects
* Targeted Capacity by
year-end 2008
"Value Advantaged" Crude Processing, MB/D
0
50
100
150
200
2003 2005 Est. 2008 *
Hvy Sweet  High Acid  Synthetic

providing improved earnings power...
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
'03 Act '04 Act 8/05 YTD
Act
'06 '07 '08
6-3-2-1* Break-even, $/B
Income Improvement Projects
(’06 – ’08 at Aug 2005 YTD Margins)
*Northeast Market Benchmark

39 Retail Marketing Bob Owens * * * * * ************

Retail Market View
Gasoline retail market remains attractive
Major oil brands consolidating and losing share
but still represent majority of market
New entrants competing with different models
underpinned by strong convenience store
economics
Sunoco moving to hi-grade network quickly and
strengthen retail model

Strategy
Maintain and improve existing retail network
Strong locations and C-store offering
Fuel quality and performance
Continue Retail Portfolio Management program
Harvest capital but retain brand business
Consider opportunities to further upgrade or
expand network
New dealer and distributor accounts
Opportunistic acquisitions

Strengthening the Network
Emphasis on upgrading existing network while
acquiring high-quality sites along I-95 corridor
Approximately $400 MM of capital expenditures and
$350 MM of acquisitions (12/31/01 – 9/30/05)
Self-funded through cash from operations and capital
harvested from RPM program
Capital employed today roughly the same as 2001
with 10% more sites and 15% higher fuel sales volume
Committed to three classes of trade
Growth has been concentrated in distributor and Co-
Op classes of trade while maintaining dealer network
Portfolio is better positioned to compete

Retail Portfolio Management (RPM)
Optimize invested capital
RPM is an integral part of the planning process
Retain volume with dealers / distributors
Expect over $250 MM real estate proceeds in 2003-06
Over 20% of Company-owned / leased sites
$100 MM from credit card outsourcing (2Q04)
Expect net gain on divestments
Re-deploys capital from lower-performing assets and
improves ROCE

2005-2008 Capital Program
2005
Est. 2006 2007 2008
Total
2006 -2008
Base Infrastructure
Renewals 27 29 28 29 86
Systems 14 14 7 7 28
Maintenance 83 75 64 56 195
Sub-total 124 118 99 92 309
Income Improvement 19 21 37 18 76
Total 143 139 136 110 385

45 Current Portfolio * 2008 Goal * Improved Annual Earnings Power, MM$ $75 $25 $100 * Based on 9.3 cpg average gasoline margin Improvements

46 Chemicals Bruce Fischer * * * * * *************

Two Major Product Lines
Polypropylene
#3 Capacity in
   North America **
Phenol
#1 Capacity in
North America
Capital Employed: $1.0 Billion
(as of 09/30/05)
* *Includes Epsilon JV
EPS Leverage* (cents)
0.4 Dow
7.3 Sunoco
9.6 Georgia Gulf
Phenol & Related
0.9 BP
1.3 Dow
1.5 Shell
1.6 AtoFina
11.8 Sunoco
Polypropylene
* Impact of 1 cpp change in margin;
Source:  Lehman Brothers

48 0 15 30 45 60 75 90 105 2001 2002 2003 2004 9M05 $0.04 EPS $0.18 EPS Chemicals Earnings …Steady Financial Improvement $0.34 EPS $0.63 EPS $0.62 EPS

49 0 25 50 75 100 125 150 2001 2002 2003 2004 9M05 Chemicals Cash Flow* * Excludes acquisitions and divestments. See Appendix A5

North American Merchant Polypropylene
Selling Price: Townsend (blended price)
Propylene Price: CMAI (40% refinery grade, 60% polymer grade less 8% discount)
1H04 2H04 1H05
Selling Price vs Raw Material Cost, cpp
2H05
15
20
25
30
35
40
45
50
55
60
65
70
Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05
Selling Price Propylene Acquisition

20
25
30
35
40
45
50
55
60
65
70
Dec-03 Mar-04 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05
Phenol Price Cumene Price
North American Merchant Phenol
Selling Price vs Raw Material Cost, cpp
Phenol Price = Blend of CMAI Wtd Avg Phenol and Cumene Based Formula Price
Cumene Price = CMAI Formula Price (ex-freight and natural gas)
1H04 2H04
1H05
2H05

Business Fundamentals
Near-term impacted by higher natural gas prices,
lower polypropylene demand and weaker phenol
margins
Supply expansions largely known… demand is key
variable
Polypropylene margins should improve but Phenol
and Related margins will be challenged until Asian
capacity offset by demand growth
Customer and ownership landscape changing

Strategy
Secure optimal customer base
Phenol & Related: higher % cost-plus sales to
secure steady, reasonable return
Polypropylene: higher % floating sales in
expected improving market
Efficiency in energy / yield / cost
$1.00/DT change in natural gas = $6-7 MM
pretax
Optimize supply chain and assets
Upgrade feedstock position
FCC expansions
Evaluate growth alternatives

2005
Est.
2006
2007
2008
Total
2006-2008
Base / Infrastructure 48 67 69   74   210
Income Improvement   9 17 15   26    58
      Total 57 84 84 100   268
2005-2008 Capital Program
Targeted capital spending
Feedstock upgrades (Neal / Marcus Hook splitters)
Polypropylene debottlenecks (Texas facility)
Systems infrastructure (SAP, Supply Chain)

Chemicals Summary
Industry demand is lagging in 2005
North America markets are currently disconnected
due to high energy prices affecting competitiveness
Sunoco offsetting higher energy costs with
efficiency and selected debottleneck projects
Sunoco’s downstream integration allows capture of
refinery value-added petrochemicals
Expect longer, flatter recovery cycle for Chemicals

56 Sun Coke Mike Dingus * * * **************

57

58

59

Coke Plant Demand
400 MM ton world market
China, India and former Soviet republics = 250 MM tons
North America = 26 MM tons
Aging by-product plants along with tougher environmental
regulations will eventually result in shutdowns
New blast furnace cannot be financed without secure coke
supply
Steel companies no longer wish to rely on China as coke
supplier…want secure supply at a reasonable cost

Sun Coke Advantage
Superior Technology . .  . heat recovery vs. traditional
chemical by-product plants
lower capital and operating costs
higher quality coke . . . improved blast furnace efficiency
greater coal blend flexibility
environmentally superior . . . negative pressure . . .
thermally destruct most pollutants
convert waste heat into revenue generating steam or
electric power
Uniquely positioned as the technology of choice for
replacement of aging by-product plants and support of new
blast furnaces

Sun Coke Strategy
Demonstrate technology and develop growth plan, based on:
good customers, assets and credit in the steel industry
good logistics
stable energy markets with spot, medium and long-term
contracts
long-term take-or-pay contacts . . . coal price pass
through . . . targeted steady return on equity investment
seeks customers as partners

Sun Coke Today
Three U.S. coke plants producing 2.5 MM tons of coke
( 15% of U.S. supply) … coal production of
approximately 1.2 MM tons annually
Coke sold under long-term contracts to Mittal, the
largest integrated steel company in the world
Internal coal supply primarily to Jewell Coke Plant
Synergy with Sunoco Chemicals phenol plant by
supplying 3.3 MM decatherm of steam annually and
saving Sunoco Chemicals $10-20 MM per year of
energy cost
Current Annual Income of Approximately $50 MM

Growth Plans for 2006-2008
1.7 MM ton plant in Vitoria, Brazil in construction …
expected 4Q06 completion … CST, BelgoMineria, Acesita,
CVRD offtakers
Sun Coke expects to exercise option to own 20% ($30 MM
equity investment)
With technology and operating fees, adds approximately $15
MM / yr. of annual earnings
Successful development of five to six additional projects …
Incremental coke production of 4 to 5 MM tons for aggregate
Sun Coke production of 8 to 10MM tons
All plants with significant steam or electricity generating
capacity
Aggregate capital cost of $1.2-1.5 B to be financed on a
wholly-owned and/or Joint Ventures ownership with option of
non-recourse debt

Project Structure
Wholly-Owned
Expansion on existing
Sun Coke owned plants
with shared facilities
Typical Capital
Investment $210 MM for
100 ovens, 550 M tons
coke plant, 43 MW
power
Typical unlevered NIAT
$20-25 MM per project
Option of obtaining debt
capital through non-
recourse project
financing
Joint Venture
New sites for
replacement/new coke
demand
Typical Capital
Investment $400 MM for
200 ovens, 1.1 MM tons
coke plant, 87 MW power
Sun Coke equity
investment generally $30-
35 MM
Typical Sun Coke NIAT
$15-20 MM including fees
Option of obtaining debt
capital through non-
recourse project financing

Active Development Projects
Four projects with LOI and Cost Sharing Program
in place with partners
1 project permit received with off-taker contract
close to completion
3 project permits in progress
Haverhill wholly-owned expansion permit
expected 1Q 2006 and contract negotiations in
process with off-takers
Goal: Grow Earnings Power to $150 MM Annually
by 2008

Appendix * * * * * *************

Earnings Profile, MM$
2000 2001 2002 2003 2004 9M05
Refining & Supply 317 290 (31) 261 541 661
Retail Marketing   77   87 20   91   68     5
Chemicals   16     6 28   53   94   86
Logistics   46   42 33   26   31   19
Coke   61   61 42   43   40   38
Corporate   (23)   (24) (26)   (40)   (67)   (57)
Net Financing   (56)   (82) (91)   (99)   (78)   (37)
438 380 (25) 335 629 715
   Special Items   (16)   18 (22)   (23)   (24)   (28)
Consolidated Net Income (Loss) 422 398 (47) 312 605 687
EPS (diluted):
Income (Loss) before Special Items 2.50 2.32 (0.16) 2.16 4.20 5.17
Special Items (0.09) 0.11 (0.15) (0.15) (0.16) (0.20)
Net Income (Loss) 2.41 2.43 (0.31) 2.01 4.04 4.97
A1

Summary of Results
2000 2001 2002 2003 2004 9M05
Income (Loss) before Special Items, MM$ * 438 380 (25) 335 629 715
Income (Loss) before Special Items EPS, $/share * 2.50 2.32 (0.16) 2.16 4.20 5.17
ROCE, % ** 18.7 14.8 1.6 13.2 21.7 23.7
Debt / Capital, % (net of cash)*** 47
†
49 45 42 37 22
Share Repurchase, MM$ 144 393

--
136 568 167
Shares O/S @ Period-end, MM 169.7 151.1 152.9 150.8 138.7 136.1
Share Price @ Period-end, $/share 16.84 18.67 16.59 25.58 40.86 78.20
*      Reconciliation of Income (Loss) before Special Items to Net Income provided on slide A1.
**    Calculated using Income (Loss) before Special Items.
***    Revolver covenant calculation.
†
Pro-forma to reflect Aristech acquisition completed 1/1/01.
A2

Reconciliation of Non-GAAP Cash Flow, MM$
A3
2006
Model
Miscellaneous GAAP Cash Flow Items:
  Non-cash reduction in minority interest in coke operations   (40)
  Depreciation, depletion and amortization   445
  Deferred income tax expense     90
  Payments less than (in excess of) expense for retirement plans*    70
  Other operating items    40
  Cash distributions to investors in cokemaking and logistics operations   (60)
Non-Cash/Deferred/Other (refer to slides 12 & 13) 545

* Excludes voluntary pension contribution of $100 MM

Cash Flow Statement (GAAP Basis), MM$
A4
* See 2006 cash flow model assumptions on slide #12.
Non-cash reduction in minority interest in coke operations
Cash Flow from Operating Activities
2006
Model *
Net Income 1,100
Adjustmentsto reconcile net income to net cash
provided by operating activities:
(40)
Depreciation, depletion and amortization 445
Deferred income tax expense 90
Payments less than (in excess of) expense for retirement plans (30)
Other 40
Net cash provided by operating activities 1,605
Cash Flows from Investing Activities
Capital expenditures and acquisitions (880)
Proceeds from divestments 60
Net cash used in investing activities (820)
Cash Flows from Financing Activities
Cash distributions to investors in cokemaking and logistics operations (60)
Cash dividend payments (105)
Net cash used in financing activities (165)
Net increase (decrease) in cash and cash equivalents 620

2001
2002
2003
2004
9M05
Cash Flow before Acquisitions
and Divestments

  58
  30
  111
121
105
Aristech Acquisition (487)*    7   -     -     -
Equistar Transaction -   -   (194)     -     -
Plasticizers divestment -   -   -   90     -
BEF divestment -   -   -   15     -
  Net Cash Flow
(429)
  37
   (83)
226
105
Chemicals Cash Flow
* Excludes debt assumed of $163 MM for Aristech and $4 MM for
Equistar Transaction
A5

For More Information Press releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Terry Delaney (215) 977-6106 A6